MR:Comp GmbH,
                          Gelsenkirchen

                          Audit Report on
                          Interim Financial Statements
                          as of February 23, 2005

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o  Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen

--------------------------------------------------------------------------------

Table of Contents

1     Engagement                                                               1

2     General Statements                                                       2

3     Purpose, Type and Scope of the Audit                                     3

4     Explanations and Comments on Accounting Methods                          6

      4.1    Bookkeeping and Other Audited Documents                           6
      4.2    Interim Financial Statements                                      8

5     Reproduction of the Auditor's Report                                    10

6     Final Remarks                                                           11


Exhibit I Balance Sheet of MR:Comp GmbH as of February 23, 2005

Exhibit II Statement of Operations and Retained Earnings of MR:Comp GmbH for the Period Ended February 23, 2005

Exhibit III Statement of Cash Flows of MR:Comp GmbH for the Period Ended February 23, 2005

Exhibit IV Notes to the Interim Financial Statements of MR:Comp GmbH as of and for the Period Ended February 23, 2005

Exhibit V Auditor's Report on Interim Financial Statements of MR:Comp GmbH as of and for the Period Ended February 23, 2005

Exhibit VI Allgemeinen Auftragsbedingungen fur Wirtschaftsprufer und Wirtschaftsprufungsgesellschaften" (General Terms and Conditions)

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen

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1     Engagement

      Biophan Technologies Inc., represented by American Express Inc. through Mr. Howard Cohen engaged us to perform an audit of the interim financial statements of

                                  MR:Comp GmbH,
                    with registered offices in Gelsenkirchen,
                         hereinafter also the "Company".

      as of February 23, 2005 in compliance  with ss. 317 of the Commercial Code
      (HGB). With respect to the execution and scope of our work, we refer to our remarks under point 3 (Purpose, Type and Scope of the Audit).

      The following report has been rendered as to the findings of our audit. We call attention to the fact that the above report has been prepared exclusively for the use of Biophan Inc., its governing bodies and advisors. It may not be made accessible to third parties without our written consent.

      The audit was performed in the customary professional scope. The execution of this engagement is subject to the "Allgemeinen Auftragsbedingungen fur Wirtschaftsprufer und Wirtschaftsprufungsgesellschaften" (General Terms and Conditions) in the version dated 1 January 2002, attached to this report as Exhibit VI. These provisions also apply with respect to our responsibility to third parties. To the extent a maximum liability amount in the legal regulations applicable to the engagement, the provisions of No. 9 of the General Terms and Conditions shall apply.

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen

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2     General Statements

      Comment on the Assessment of the State of Affairs by Management

      We highlight the following aspects of the interim financial statements, which are of special importance for assessing the Company's economic situation:

      o The Company was founded in February 2004 and has been doing business since its establishment.

      o The purpose of the Company is the sale and development of medical technological products, medical technological services, esp. services for image-generating diagnosis and therapy, however with the exception of physician's services and particular services requiring professional licenses.

      o The Company had negative annual earnings in the rump fiscal year and in the period until the interim financial statements the company had positive earnings. However, it is not overindebted.

      o The Company currently uses spaces belonging to a shareholder which the latter has supplied at no cost until the end of 2004. The Company`s management has confirmed that for the first two months of 2005, in which no rental expenses were recognized, the shareholder Pieper will also charge no rent.

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen

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3     Purpose, Type and Scope of the Audit

      Our audit covered

      o     the accounting records; and

      o the interim financial statements as of February 23, 2005 (balance sheet, profit and loss account, notes to the accounts)

      of the Company.

      Management is responsible for the bookkeeping and the preparation of the financial statements in accordance with the regulations under commercial law; this also applies to the information, which was provided to us concerning these documents and measures. We have been engaged to assess these documents and this information within the scope of our audit in accordance with professional standards.

      Our audit report was prepared in accordance with generally accepted reporting principles applicable to the audit of financial statements (auditing standard of the Institut der Wirtschaftsprufer in Deutschland e.V. - IDW PS 450).

      Our audit was based on the prior year's financial statements prepared by the Company's Tax Advisor, which we reviewed. The financial statements as of December 31, 2004 were ratified by the shareholders on April 13, 2005.

      The audit was performed in compliance  with ss. 317 of the Commercial Code
      (HGB) in accordance with the generally accepted German auditing standards issued by the Institut der Wirtschaftsprufer (IDW).

      According to ss. 317 of the Commercial Code (HGB), a problem-orientated audit must be of sufficient scope to ensure that material inaccuracies and violations of accounting principles are identified with sufficient assurance. In order to meet these requirements, we apply our risk-orientated audit approach.

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen

                                                                          Page 4
--------------------------------------------------------------------------------

      Our audit was not performed on the basis of the Company's control procedures. Therefore we extended the scope of our examination on a sample basis of accountable events and our analytical reviews (substantive tests) in accordance with our risk assessment. Substantive tests were performed on the basis of judgmental samples.

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen

                                                                          Page 5
--------------------------------------------------------------------------------

      Our audit focused on:

      o     Completeness and valuation of assets and liabilities;

      o     Completeness and valuation of other accruals;

      For this purpose we especially investigated the contractual agreements the Company has with shareholders and other related parties as well as with other counterparts.

      Management readily provided all explanations and supporting documentation which were requested and on April 18, 2005 issued a written letter of representation in accordance with German professional requirements. This letter of representation specifically guarantees that the bookkeeping includes all recordable transactions and the balance sheet includes all assets, liabilities and provisions for risks whose disclosure is mandatory.

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen

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4     Explanations and Comments on Accounting Methods

4.1   Bookkeeping and Other Audited Documents

      Organization of the Accounting

      Company's accounting is outsourced.  All bookkeeping areas are prepared by
      Mr.  Gerlich,  Steuerberater,   Gelsenkirchen,   via  DATEV.  The  payroll
      accounting is performed exclusively by DATEV.

      In  addition  to  general  ledger   accounts,   sub-ledger   accounts  for
      receivables   and  payables  and  asset  accounts  for  fixed  assets  are maintained. Petty cash is recorded in books maintained manually.

      The chart of accounts applied guarantees a clear and understandable order of the accounting data. The individual business transactions are recorded completely, continuously and on a timely basis.

      The financial statements were derived from a printout of current account balances as completed by subsequent closing entries; a final printout of current account balances, which corresponds to the balance sheet and the profit and loss account included in Exhibit 1 to this report, was made upon completion of our audit.

      Conclusions

      Finally, we state that the accounting records and the other data audited comply with the legal regulations. The books, accounts and other records are properly and orderly maintained in accordance with sound commercial principles, the voucher system is clear.

      The accounting complies with the legal regulations including the generally accepted accounting principles. The information included in other audited documents is orderly presented in the accounting records and the interim financial statements.

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen

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4.2   Interim Financial Statements

      Adequacy and General Opinion

      The interim financial statements as of February 23, 2005 are presented in Exhibits I to IV attached to this report.

      The interim financial statements were properly derived from the accounting records and the other audited documents.

      The Company is a small-sized company as defined in ss. 267 (2) of the German Commercial Code (HGB).

      Classification

      The classifications of the balance sheet and the profit and loss account does not comply with German regulations in ss.ss. 266 and 275 of the German Commercial Code (HGB) and ss. 42 of the Limited Liability Companies Act (GmbHG). Instead of these principles the company used US GAAP regulations to present the figures of the interim financial statements.

      Accounting and Valuation

      The interim financial statements were prepared in compliance US GAAP regulations and with the general accounting and valuation principles under ss.ss. 246 to 256 of the German Commercial Code (HGB), as well as with the special valuation rules for companies (ss.ss. 269 to 274, 279 to 283 of the German Commercial Code (HGB)). The accounting and valuation methods are consistent with those applied in the previous year. They are specified in the notes to the accounts (Exhibit IV).

      Notes to the Accounts

      The notes to the accounts are clearly and concisely arranged. Even if prepared under US GAAP regulations they contain all material information required under ss. 284 and ss. 285 of the German Commercial Code (HGB) and ss. 42 of the Limited Liability Companies Act (GmbHG).

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen

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      General Opinion

      The interim financial statements taken as a whole, i.e. the combined presentation of balance sheet, profit and loss account, cash flow statement and notes to the accounts, present, in compliance with required accounting principles, a true and fair view of the net worth, financial position and results of the Company.

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen

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5     Copy of the Auditor's Report

      We have given the following  unqualified auditors' opinion signed on April
      18,  2005  on  the  interim   financial   statements   of  MR:Comp   GmbH,
      Gelsenkirchen, in the form of Exhibit I to IV:

      "We have audited the interim financial statements, together with the bookkeeping system of MR:Comp GmbH, Gelsenkirchen, for the period from January 1, to February 23, 2005. The maintenance of the books and records and the preparation of the interim financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these interim financial statements, together with the bookkeeping system based on our audit.

      We conducted our audit of the interim financial statements in accordance with ss. 317 HGB ["Handelsgesetzbuch": "German Commercial Code"] and generally accepted German standards for the audit of financial statements promulgated by the Institut der Wirtschaftsprufer (IDW). Those standards require that we plan and perform the audit such that misstatements materially affecting the presentation of the net assets, financial position and results of operations in the financial statements in accordance with [German] principles of proper accounting and in the management report are detected with reasonable assurance.

      Knowledge of the business activities and the economic and legal environment of the Company and evaluations of possible misstatements are taken into account in the determination of audit procedures. The effectiveness of the accounting-related internal control system and the evidence supporting the disclosures in the books and records, the interim financial statements are examined primarily on a test basis within the framework of the audit. The audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the interim financial statements. We believe that our audit provides a reasonable basis for our opinion.

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen

                                                                         Page 10
--------------------------------------------------------------------------------

      Our audit has not led to any reservations, with the exception that the Company does not watch the formal classification regulations in ss. 265 and ss. 276 HGB.

      However, in our opinion, the interim financial statements give a true and fair view of the net assets, financial position and the results of operations of MR:Comp GmbH, Gelsenkirchen, in accordance with [German] principles of proper accounting."

6     Final Remarks

      This report was prepared in accordance with generally accepted reporting principles applicable to the audit of financial statements (auditing standard of the Institut der Wirtschaftsprufer in Deutschland e.V. - IDW PS 450).

      We call attention to the fact that the above report has been prepared exclusively for the use of Biophan Inc., its governing bodies and advisors. It may not be made accessible to third parties without our written consent.

      Dusseldorf, April 18, 2005


                                               DHPG Dr. Harzem & Partner KG
                                              Wirtschaftsprufungsgesellschaft
                                                Steuerberatungsgesellschaft


                                              (Seibert)             (Rohler)
                                             vereidigter       Wirtschaftsprufer
                                              Buchprufer

                                                                       Section I
                                                                          Page 1


                         Exhibit I to IV

                         Interim Financial Statements of


                         MR:Comp GmbH
                         Gelsenkirchen
                         as of
                         February 23,  2005

                                  Balance Sheet
                         of MR:Comp GmbH, Gelsenkirchen

                             as of February 23, 2005

                                                                       Exhibit I

--------------------------------------------------------------------------------

ASSETS                                    February 23, 2005    December 31, 2004
                                                 USD                  USD

--------------------------------------------------------------------------------

Cash                                                104,706               88,185
Inventories                                               0               20,741
Other Assets                                         26,994                  580

Total Current Assets                                131,700              109,506
--------------------------------------------------------------------------------

Total Assets                                        131,700              109,506

LIABILITIES & STOCKHOLDER'S EQUITY

Accounts Payable                                     28,251                    0
Accrued Expenses                                     45,000               40,748
Other Liabilities                                    16,137               36,671

Total Current Liabilities                            89,388               77,419

Subscribed Capital                                   34,100               34,100
Capital Reserves                                     33,418               33,418
Net Loss                                             11,064              -34,288
Loss Carried Forward                                -34,288                    0
Other Comprehensive Income                           -1,982               -1,143

Total Stockholder's Equity                           42,312               32,087
--------------------------------------------------------------------------------

Total Liabilities & Stockholder's Equity            131,700              109,506
================================================================================

                Statement of Operations and Retained Earnings of
                           MR:Comp GmbH, Gelsenkirchen

                     for the Period Ended February 23, 2005

                                                                      Exhibit II

       ----------------------------------------------------------------
                                                      2005         2004
                                                      USD          USD
       ----------------------------------------------------------------

       Revenue                                      52,959      114,558
       Cost of Sales                                -8,036      -48,189

       Other Income                                 44,923       66,368


       Other Income                                      0        1,650
       Wages & Salaries                            -11,500      -46,955
       Social Security Expenses                       -205         -281
       General & Administration Expenses           -21,802      -55,536
       Depreciation                                   -139            0

       Income from Business Activities              11,277      -34,754

       Interest Income                                -213          466

       Earnings before Taxes                        11,064      -34,288
       ----------------------------------------------------------------

       Net profit/ Net loss                         11,064      -34,288
       ================================================================

                           Statement of Cash Flows of
                           MR:Comp GmbH, Gelsenkirchen

                     for the Period Ended February 23, 2005

                                                                     Exhibit III




------------------------------------

                           2005 2004
                            USD USD

------------------------------------

      Net profit/Net Loss                                    11,064      -34,288

      Adjustments for Reconciliation of Net Loss to
      Receipts and Payments

      Depreciation                                              139            0

01    (=) Cash Flow                                          11,203      -34,288

      Change in Inventories                                  20,741      -20,741
      Change in Other Assets                                -26,414         -580
      Change in Accounts payables                            28,251            0
      Change in Accruals                                      4,252       40,748
      Change in Other Liabilities                           -20,534       36,671

02    (=) Change in Working Capital                           6,296       56,098

03    (=) Cash flow from operating activities (= 01 + 02)    17,499       21,810

      Net Investment in Fixed Assets                           -139            0

04    (=) Cash Flow from Invesment Activities                  -139            0

      Capital Contributions of Shareholders                       0       67,518

05    (=) Cash Flow from Financing Activities                     0       67,518

06    (=) Effect of Exchange Rate Changes on Cash              -839       -1,143

07    (=) Change in Cash (= 03 + 04 + 05 + 06)               16,521       88,185

08    Cash and Cash Equivalents at Start of the Year         88,185            0
--------------------------------------------------------------------------------

09    (=) Cash and Cash Equiva1ents at the End of the Year
      (= 07 + 08)                                           104,706       88,185
================================================================================

             Auditor's Report to the Interim Financial Statements of
                           MR:Comp GmbH, Gelsenkirchen

                As of and for the Period Ended February 23, 2005

                                                                      Exhibit IV
                                                                          Page 1

1     The Company

      MR:Comp GmbH was incorporated in Gelsenkirchen on February 19th, 2004. The purpose of the Company is the sale and development of medical technological products, medical technological services, esp. services for image-generating diagnosis and therapy, however with the exception of physician's services and particular services requiring professional licenses.

2     Accounting Policies

2.1   Inventories

      Inventories  consist  of work in  progress.  They are  stated at  contract costs. Contract costs include all direct material and labor costs and those indirect related to contract performance, such as indirect labor, supplies, tools, repairs and depreciation. Selling, general and administrative costs are charged to expenses as incurred.

2.2   Revenue and Cost Recognition

      The Company conducts measurement and analysis for its customers. The revenues are recognized when the performance has been rendered and the customer has received the respective evaluation report.

2.3   Depreciation

      Depreciation is provided on the straight-line method over the estimated useful lives of the respective assets. The assets are stated at cost.

2.4   Income Taxes

      MR:Comp GmbH accounts for income taxes according to the liability method stipulated by SFAS no. 109, "Accounting for Income Taxes". Under this method, deferred taxes are determined according to the difference between the value of assets and liabilities as recorded for commercial vs. taxation purposes using the legal tax rates for those years in which it is anticipated that the differences will be offset.

             Auditor's Report to the Interim Financial Statements of
                           MR:Comp GmbH, Gelsenkirchen

                As of and for the Period Ended February 23, 2005

                                                                      Exhibit IV
                                                                          Page 2

      A value adjustment for deferred tax assets is created in the case of tax loss carry forwards in the event that the loss carry forwards are more likely to expire than to be utilized or if the Company has not been able to produce profits in the past. A deferred tax asset has not been considered so far.

2.5   Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from their estimates.

3     Cash and Cash Equivalents

      All current cash investments with an original maturity date of up to three months are classified as cash and cash equivalents. Due to their short-term nature, the book values of cash and cash equivalents correspond approximately to their fair value.

4     Other Assets

      Other Assets are reported at their nominal value, which is equivalent to their fair value. All identifiable individual risks are taken into account in their valuation. All other assets are due within one year.

5     Shareholders' Equity

      The Company's capital stock had been paid in by capital contributions in 2004. It amounts to EUR 25,000 or USD 34,100. One of the shareholder paid a capital surplus in the amount of EUR 24,500 or USD 33,418.

             Auditor's Report to the Interim Financial Statements of
                           MR:Comp GmbH, Gelsenkirchen

                As of and for the Period Ended February 23, 2005

                                                                      Exhibit IV
                                                                          Page 3

6     Accounts Payables

      An amount of USD 16,137 of the accounts payable is owed to the shareholder Mr. Gregor Schaefers for a loan. The term of the loan agreement is until 1 March 2006. Interest charged on the loan is 6% p.a.

7     Related Party Transactions

      The shareholder, Gregor Schaefers, is employed by the Company pursuant to an employment contract, with a monthly salary of EUR 3,956 till the end of February.

8     Contingent Liabilities and other Financial Obligations

      The Company has received a loan commitment from the German State Bank for Reconstruction (Kreditanstalt fur Wiederaufbau) in the amount of EUR 42,000. The amount can be called up any time until 6 December 2005 through the Sparkasse Gelsenkirchen. The interest on the facility totals 3% p.a. is to be computed starting 7 January 2005. The term of the loan is eight
      (8) years. The annual interest is 3.7% with a 2% disagio. As of the closing date, the Company has not utilized any of the facility.

      Moreover, the Company has an overdraft facility with the Sparkasse Gelsenkirchen by which it may overdraw its giro account up to EUR 58,000. Pursuant to the agreement, overdraft interest is computed at 10.75% p.a. For sums in excess of the facility, 15% p.a. is charged.

             Auditor's Report to the Interim Financial Statements of
                           MR:Comp GmbH, Gelsenkirchen

                As of and for the Period Ended February 23, 2005

                                                                      Exhibit IV
                                                                          Page 4

9     Differences German vs. US -GAAP

      In preparing the financial statements the Company used German Accounting Principles. Regarding the stated assets and liabilities there are no material differences referring to contents and valuation between German and US GAAP.

      Gelsenkirchen in February 2005

             Auditor's Report to the Interim Financial Statements of
                           MR:Comp GmbH, Gelsenkirchen

                As of and for the Period Ended February 23, 2005

                                                                       Exhibit V
                                                                          Page 1

      We have audited the interim financial statements, together with the bookkeeping system of MR:Comp GmbH, Gelsenkirchen, for the period from January 1, to February 23, 2005. The maintenance of the books and records and the preparation of the interim financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these interim financial statements, together with the bookkeeping system based on our audit.

      We conducted our audit of the interim financial statements in accordance with ss. 317 HGB ["Handelsgesetzbuch": "German Commercial Code"] and generally accepted German standards for the audit of financial statements promulgated by the Institut der Wirtschaftsprufer (IDW). Those standards require that we plan and perform the audit such that misstatements materially affecting the presentation of the net assets, financial position and results of operations in the financial statements in accordance with [German] principles of proper accounting and in the management report are detected with reasonable assurance.

      Knowledge of the business activities and the economic and legal environment of the Company and evaluations of possible misstatements are taken into account in the de-termination of audit procedures. The effectiveness of the accounting-related internal control system and the evidence supporting the disclosures in the books and records, the interim financial statements are examined primarily on a test basis within the framework of the audit. The audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the interim financial statements. We believe that our audit provides a reasonable basis for our opinion.

             Auditor's Report to the Interim Financial Statements of
                           MR:Comp GmbH, Gelsenkirchen

                As of and for the Period Ended February 23, 2005

                                                                       Exhibit V
                                                                          Page 2

      Our audit has not led to any reservations, with the exception that the Company does not watch the formal classification regulations in ss. 265 and ss. 276 HGB.

             Auditor's Report to the Interim Financial Statements of
                           MR:Comp GmbH, Gelsenkirchen

                As of and for the Period Ended February 23, 2005

                                                                       Exhibit V
                                                                          Page 3

      However, in our opinion, the interim financial statements give a true and fair view of the net assets, financial position and the results of operations of MR:Comp GmbH, Gelsenkirchen, in accordance with [German] principles of proper accounting.

      Dusseldorf, April 18, 2005



                                               DHPG Dr. Harzem & Partner KG
                                              Wirtschaftsprufungsgesellschaft
                                                Steuerberatungsgesellschaft


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